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                                                                    EXHIBIT 25.1
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                                    FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)           |__|

                       ------------------------------

                            THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


  New York                                             13-5160382
  (State of incorporation                              (I.R.S. employer
  if not a U.S. national bank)                         identification no.)

  48 Wall Street, New York, N.Y.                       10286
  (Address of principal executive offices)             (Zip code)


                       ------------------------------


                          DEVON ENERGY CORPORATION
             (Exact name of obligor as specified in its charter)


Oklahoma                                             73-1474008
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

20 North Broadway
Suite 1500
Oklahoma City, Oklahoma                              73102-8260
(Address of principal executive offices)             (Zip code)

                       ------------------------------

                6 1/2 Convertible Junior Subordinated Debentures
                     (Title of the indenture securities)


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1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------
         Superintendent of Banks of the State of     2 Rector Street, New York,
         New York                                    N.Y.  10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                     N.Y.  10045

         Federal Deposit Insurance Corporation       Washington, D.C.  20429

         New York Clearing House Association         New York, New York

         (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.  (See Note on page 3.)

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)





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         6.      The consent of the Trustee required by Section 321(b) of the
                 Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.





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                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of August, 1996.


                                              THE BANK OF NEW YORK



                                              By:  /s/ MICHAEL WHITE
                                                  ---------------------------
                                                  Name:  Michael White
                                                  Title: Assistant Treasurer






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                                                                       EXHIBIT 7



                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
           a member of the Federal Reserve System, at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
           ASSETS                                           in Thousands
           Cash and balances due from depos-
             itory institutions:
             Noninterest-bearing balances and
             currency and coin ..................            $ 2,461,550
             Interest-bearing balances ..........                835,563
           Securities:
             Held-to-maturity securities ........                802,064
             Available-for-sale securities ......              2,051,263
           Federal funds sold   in domestic of-
           fices of the bank:
           Federal funds sold ...................              3,885,475
           Loans and lease financing
             receivables:
             Loans and leases, net of unearned
               income .................27,820,159
             LESS: Allowance for loan and
               lease losses ..............509,817
             LESS: Allocated transfer risk
               reserve......................1,000
               Loans and leases, net of unearned
               income, allowance, and reserve                 27,309,342
           Assets held in trading accounts ......                837,118
           Premises and fixed assets (including
             capitalized leases) ................                614,567
           Other real estate owned ..............                 51,631
           Investments in unconsolidated
             subsidiaries and associated
             companies ..........................                225,158
           Customers' liability to this bank on
             acceptances outstanding ............                800,375
           Intangible assets ....................                436,668
           Other assets .........................              1,247,908
                                                             -----------
           Total assets .........................            $41,558,682
                                                             ===========

           LIABILITIES
           Deposits:
             In domestic offices ................            $18,851,327
             Noninterest-bearing .......7,102,645
             Interest-bearing .........11,748,682
             In foreign offices, Edge and
             Agreement subsidiaries, and IBFs ...             10,965,604
             Noninterest-bearing ..........37,855
              Interest-bearing .........10,927,749
           Federal funds purchased and secu-
             rities sold under agreements to re-
             purchase in domestic offices of
             the bank and of its Edge and
             Agreement subsidiaries, and in
             IBFs:
             Federal funds purchased ............              1,224,886
             Securities sold under agreements
               to repurchase ....................                 29,728
           Demand notes issued to the U.S.
             Treasury ...........................                118,870
           Trading liabilities ..................                673,944
           Other borrowed money:
             With original maturity of one year
               or less ..........................              2,713,248
             With original maturity of more than
               one year .........................                 20,780
           Bank's liability on acceptances exe-
             cuted and outstanding ..............                803,292
           Subordinated notes and debentures ....              1,022,860
           Other liabilities ....................              1,590,564
                                                             -----------
           Total liabilities ....................             38,015,103
                                                             -----------

           EQUITY CAPITAL
           Common stock ........................                 942,284
           Surplus .............................                 525,666
           Undivided profits and capital
             reserves ..........................               2,078,197
           Net unrealized holding gains
             (losses) on available-for-sale
             securities ........................                   3,197
           Cumulative foreign currency transla-
             tion adjustments ..................             (    5,765)
                                                             -----------
           Total equity capital ................               3,543,579
                                                             -----------
           Total liabilities and equity
             capital ...........................             $41,558,682
                                                             ===========


              I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman

              We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                  )
              J. Carter Bacot     )
              Thomas A. Renyi     )     Directors
              Alan R. Griffith    )